Exhibit 99.1
                                  ------------

         The Mortgage Loans consist of approximately 1,583 Mortgage Loans, of which approximately 98.93% are secured by first Mortgages and approximately 1.07% are secured by second Mortgages.

         Approximately 83.38% of the Mortgage Loans are adjustable-rate Mortgage Loans and approximately 16.62% of the Mortgage Loans are fixed-rate Mortgage Loans.

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Mortgage Loans will occur after an initial period of two years, in the case of approximately 92.51% of the Adjustable-Rate Mortgage Loans and three years, in the case of approximately 6.30% of the Adjustable-Rate Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.944% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 82.90% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period.

         Approximately 30.24% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.32% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.65%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to approximately 0.18% of the Mortgage Loans, all of the Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Mortgage Loans is approximately 346 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to July 1996 or after January 2002 or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Subsequent Cut- off Date. The latest maturity date of any Mortgage Loan is December 2031.

         The average Principal Balance of the Mortgage Loans at origination was approximately $283,924. The average Principal Balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $283,135. No Mortgage Loan had a Principal Balance as of the Subsequent Cut-off Date of greater than approximately $948,435 or less than approximately $170.

         The Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date of not less than 5.550% per annum and not more than 14.450% per annum and the weighted average Mortgage Rate was approximately 9.004% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.000% to 9.000%, Minimum Mortgage Rates ranging from 5.550% per annum to 14.450% per annum and Maximum Mortgage Rates ranging from 11.550% per annum to 20.450% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had a weighted average Gross Margin of approximately 5.599% per annum, a weighted average Minimum Mortgage Rate of approximately 9.036% per annum and a weighted average Maximum Mortgage Rate of approximately 15.036% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in November 2004, and the weighted average next Adjustment Date for the Adjustable-Rate Mortgage Loans following the Subsequent Cut-off Date is October 2003.

         The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                       SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)                      MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          ---------------------                      --------------    -----------------------         -----------------------
      170   -    50,000...................                  24       $         803,854.19                        0.18%
    50,001  -   100,000...................                 234              16,952,520.79                        3.78
   100,001  -   150,000...................                 122              14,732,659.27                        3.29
   150,001  -   200,000...................                  63              10,944,743.10                        2.44
   200,001  -   250,000...................                  37               8,300,556.49                        1.85
   250,001  -   300,000...................                 285              81,771,064.53                       18.24
   300,001  -   350,000...................                 364             117,953,000.79                       26.32
   350,001  -   400,000...................                 266             100,563,720.50                       22.44
   400,001  -   450,000...................                  64              27,181,190.78                        6.06
   450,001  -   500,000...................                  70              33,465,485.67                        7.47
   500,001  -   550,000...................                  12               6,266,996.53                        1.40
   550,001  -   600,000...................                   9               5,202,661.52                        1.16
   600,001  -   650,000...................                  12               7,541,521.05                        1.68
   650,001  -   700,000...................                   2               1,319,896.14                        0.29
   700,001  -   750,000...................                   8               5,906,649.96                        1.32
   750,001  -   800,000...................                   3               2,343,482.41                        0.52
   800,001  -   850,000...................                   3               2,491,084.44                        0.56
   850,001  -   900,000...................                   3               2,604,316.25                        0.58
   900,001  -   948,435...................                   2               1,857,759.63                        0.41
                                                         -----            ---------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====            ===============                      ======

-------------------
(1) The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $283,135.



                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          CREDIT SCORE                               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          ------------                               --------------    -----------------------         -----------------------
 Not Available............................                  81           $  18,907,200.38                        4.22%
 451  - 500...............................                   6                 989,433.00                        0.22
 501  - 550...............................                 390              94,869,417.06                       21.17
 551  - 600...............................                 416             121,238,757.70                       27.05
 601  - 650...............................                 458             141,489,319.62                       31.57
 651  - 700...............................                 165              52,896,038.98                       11.80
 701  - 750...............................                  46              10,675,673.52                        2.38
 751  - 799...............................                  21               7,137,323.78                        1.59
                                                         -----            ---------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====            ===============                      ======

----------------------
(1) The weighted average Credit Score of the Mortgage Loans that had Credit Scores was approximately 600.

                       CREDIT GRADE FOR THE MORTGAGE LOANS


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          CREDIT GRADE                               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          ------------                               --------------    -----------------------         -----------------------
 AA+......................................                  60           $  19,088,431.77                        4.26%
 AA.......................................                 862             275,626,477.23                       61.50
 A........................................                 327              81,959,885.57                       18.29
 B........................................                 234              53,847,539.53                       12.01
 C........................................                  35               8,852,987.77                        1.98
 CC.......................................                  65               8,827,842.17                        1.97
                                                         -----            ---------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====            ===============                      ======



               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
        ORIGINAL TERM (MONTHS)                       MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
        ----------------------                       --------------    -----------------------         -----------------------
 180......................................                 116           $  23,617,682.65                        5.27%
 240......................................                   9               1,764,025.39                        0.39
 360......................................               1,458             422,821,456.00                       94.34
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======
--------------------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 350 months.



              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)



                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
      REMAINING TERM (MONTHS)                        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
      -----------------------                        --------------    -----------------------         -----------------------
 119  - 120...............................                   5         $       238,822.75                        0.05%
 163  - 168...............................                   1                  70,925.70                        0.02
 169  - 174...............................                  16               1,374,362.84                        0.31
 175  - 180...............................                  94              21,933,571.36                        4.89
 229  - 234...............................                   2                 227,841.74                        0.05
 235  - 240...............................                   7               1,536,183.65                        0.34
 289  - 294...............................                   1                  81,033.47                        0.02
 295  - 300...............................                 108               9,396,371.80                        2.10
 301  - 306...............................                   7                 725,199.90                        0.16
 331  - 336...............................                   1                 207,128.66                        0.05
 343  - 348...............................                   8               1,423,129.11                        0.32
 349  - 354...............................                 122              13,682,929.40                        3.05
 355  - 360...............................               1,211             397,305,663.66                       88.64
                                                         -----             --------------                     -------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

--------------------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 346 months.

                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          PROPERTY TYPE                              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          -------------                              --------------    -----------------------         -----------------------
 Single Family Detached...................               1,202            $344,237,314.20                       76.80%
 PUD Detached.............................                 204              65,901,824.06                       14.70
 2-4 Units Detached.......................                  62              15,878,684.47                        3.54
 Condo Low-Rise Attached..................                  43              12,267,002.80                        2.74
 Condo High-Rise Attached.................                  11               2,734,035.65                        0.61
 Manufactured Housing.....................                  22               2,104,999.06                        0.47
 PUD Attached.............................                  12               1,886,414.43                        0.42
 Single Family Attached...................                  18               1,816,719.67                        0.41
 2-4 Units Attached.......................                   6               1,085,870.75                        0.24
 Condo Low-Rise Detached..................                   3                 290,298.95                        0.06
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

--------------------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.


                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)



                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          OCCUPANCY STATUS                           MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          ----------------                           --------------    -----------------------         -----------------------
 Primary..................................               1,499            $428,606,007.31                       95.63%
 Second Home..............................                  34              11,107,460.08                        2.48
 Non-owner................................                  50               8,489,696.65                        1.89
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

--------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.


                          PURPOSE OF THE MORTGAGE LOANS


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          PURPOSE                                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          -------                                    --------------    -----------------------         -----------------------
 Cash Out Refinance.......................                 899            $263,435,270.54                       58.78%
 Purchase.................................                 529             148,118,287.67                       33.05
 Rate/Term Refinance......................                 155              36,649,605.83                        8.18
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOAN(1)(2)(3)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN-TO-VALUE RATIO(%)                 MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
     -------------------------------                 --------------    -----------------------         -----------------------
  20.63  -  25.00.........................                   1           $     143,661.12                        0.03%
  25.01  -  30.00.........................                   2                 437,447.78                        0.10
  30.01  -  35.00.........................                   1                 399,398.80                        0.09
  35.01  -  40.00.........................                   3               1,055,501.98                        0.24
  40.01  -  45.00.........................                   5               1,531,255.13                        0.34
  45.01  -  50.00.........................                  10               3,013,053.84                        0.67
  50.01  -  55.00.........................                  12               4,823,545.70                        1.08
  55.01  -  60.00.........................                  45              15,130,786.80                        3.38
  60.01  -  65.00.........................                  87              25,305,510.70                        5.65
  65.01  -  70.00.........................                 115              34,133,447.62                        7.62
  70.01  -  75.00.........................                 253              73,889,723.47                       16.49
  75.01  -  80.00.........................                 551             152,801,695.08                       34.09
  80.01  -  85.00.........................                  89              23,723,780.07                        5.29
  85.01  -  90.00.........................                 256              70,117,144.67                       15.64
  90.01  -  95.00.........................                 141              40,240,720.75                        8.98
  95.01  - 100.00.........................                  12               1,456,490.53                        0.32
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

------------------
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 78.65%. (2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting
     Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          LOCATION                                   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          --------                                   --------------    -----------------------         -----------------------
 Arizona..................................                  25          $    6,015,447.82                        1.34%
 Arkansas.................................                   2                 158,157.42                        0.04
 California...............................                 448             151,092,216.82                       33.71
 Colorado.................................                  31               9,512,388.00                        2.12
 Connecticut..............................                  36              11,257,659.74                        2.51
 Delaware.................................                   1                 702,453.94                        0.16
 District of Columbia.....................                   4                 752,976.45                        0.17
 Florida..................................                  86              19,801,588.62                        4.42
 Georgia..................................                  44               9,038,867.27                        2.02
 Hawaii...................................                   2                 298,010.41                        0.07
 Idaho....................................                   5                 483,688.33                        0.11
 Illinois.................................                  72              17,608,291.22                        3.93
 Indiana..................................                  13               1,852,841.38                        0.41
 Kansas...................................                   1                 293,724.57                        0.07
 Kentucky.................................                   2                 515,022.08                        0.11
 Louisiana................................                  10               1,740,128.94                        0.39
 Maine....................................                   5               1,058,591.57                        0.24
 Maryland.................................                  43              14,844,139.03                        3.31
 Massachusetts............................                 109              34,164,827.84                        7.62
 Michigan.................................                  40               9,767,540.76                        2.18
 Minnesota................................                  12               2,525,201.07                        0.56
 Mississippi..............................                   4                 364,735.21                        0.08
 Missouri.................................                   9               1,429,518.82                        0.32
 Nevada...................................                  20               5,329,506.97                        1.19
 New Hampshire............................                  10               2,867,463.43                        0.64
 New Jersey...............................                  69              22,934,633.99                        5.12
 New Mexico...............................                   2                 685,118.19                        0.15
 New York.................................                 142              43,766,835.62                        9.76
 North Carolina...........................                  19               4,384,396.52                        0.98
 Ohio.....................................                  31               4,928,686.41                        1.10
 Oregon...................................                   8               1,418,320.33                        0.32
 Pennsylvania.............................                  44              10,541,443.78                        2.35
 Rhode Island.............................                  10               2,046,022.45                        0.46
 South Carolina...........................                   8               1,306,648.07                        0.29
 Tennessee................................                  15               2,357,035.98                        0.53
 Texas....................................                  67              17,989,175.64                        4.01
 Utah.....................................                   6               1,472,399.61                        0.33
 Vermont..................................                   2                 672,620.09                        0.15
 Virginia.................................                  74              19,508,347.60                        4.35
 Washington...............................                  37               8,541,401.37                        1.91
 Wisconsin................................                  14               1,877,398.37                        0.42
 Wyoming..................................                   1                 297,692.31                        0.07
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

-------------------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.58% in the 95076 ZIP Code.


                  DOCUMENTATION LEVELS OF THE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          DOCUMENTATION LEVEL                        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          -------------------                        --------------    -----------------------         -----------------------
 Full Documentation.......................               1,030            $285,877,490.62                       63.78%
 Stated Income Documentation .............                 485             151,712,230.96                       33.85
 Lite Documentation ......................                  68              10,613,442.46                        2.37
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

--------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.

                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
         CURRENT MORTGAGE RATE (%)                   MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
         -------------------------                   --------------    -----------------------         -----------------------
  5.550  -  6.000.........................                   4          $    1,662,202.05                        0.37%
  6.001  -  7.000.........................                  38              14,535,080.49                        3.24
  7.001  -  8.000.........................                 234              85,979,310.27                       19.18
  8.001  -  9.000.........................                 472             158,883,428.00                       35.45
  9.001  - 10.000.........................                 354             104,217,935.56                       23.25
 10.001  - 11.000.........................                 269              53,329,735.92                       11.90
 11.001  - 12.000.........................                 138              20,584,738.65                        4.59
 12.001  - 13.000.........................                  58               7,465,132.23                        1.67
 13.001  - 14.000.........................                  12                 963,880.46                        0.22
 14.001  - 14.450.........................                   4                 581,720.41                        0.13
                                                         -----             --------------                      ------
     Total................................               1,583            $448,203,164.04                      100.00%
                                                         =====             ==============                      ======

------------------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.004% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)



                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
          GROSS MARGIN (%)                           MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
          ----------------                           --------------    -----------------------         -----------------------
   3.000..................................                   6          $    2,324,229.55                        0.62%
   3.001  -   4.000.......................                  75              27,607,452.06                        7.39
   4.001  -   5.000.......................                 256              77,435,055.37                       20.72
   5.001  -   6.000.......................                 504             141,554,645.69                       37.88
   6.001  -   7.000.......................                 322              91,060,659.12                       24.37
   7.001  -   8.000.......................                 121              29,283,182.55                        7.84
   8.001  -   9.000.......................                  22               4,451,686.42                        1.19
                                                         -----             --------------                      ------
     Total................................               1,306            $373,716,910.76                      100.00%
                                                         =====             ==============                      ======

------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 5.599% per annum.


                          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
        NEXT ADJUSTMENT DATE                         MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
        --------------------                         --------------    -----------------------         -----------------------
January 1, 2002...........................                   7         $       725,199.90                        0.19%
February 1, 2002..........................                   1                     170.12                        0.00
March 1, 2002.............................                   2                 197,470.14                        0.05
April 1, 2002.............................                  22               1,754,799.24                        0.47
May 1, 2002...............................                  48               3,921,764.69                        1.05
June 1, 2002..............................                  41               3,842,023.83                        1.03
August 1, 2002............................                   1                 172,319.73                        0.05
October 1, 2002...........................                   2                 285,043.48                        0.08
November 1, 2002..........................                   1                 127,531.34                        0.03
December 1. 2002..........................                   4                 838,234.56                        0.22
January 1, 2003...........................                   7                 653,182.54                        0.17
February 1, 2003..........................                  17               1,656,483.57                        0.44
March 1, 2003.............................                  24               2,517,904.44                        0.67
April 1, 2003.............................                  23               2,721,944.37                        0.73
May 1, 2003...............................                  12               1,680,110.39                        0.45
June 1, 2003..............................                  27               3,098,603.75                        0.83
July 1, 2003..............................                  37               5,366,137.45                        1.44
August 1, 2003............................                 135              35,701,011.05                        9.55
September 1, 2003.........................                 316             108,053,859.97                       28.91
September 5, 2003.........................                   1                 349,335.91                        0.09
October 1, 2003...........................                 241              83,622,144.94                       22.38
November 1, 2003..........................                 252              89,447,128.07                       23.93
December 1, 2003..........................                  27               9,435,398.02                        2.52
March 1, 2004.............................                   1                 230,967.36                        0.06
April 1, 2004.............................                   1                  56,009.63                        0.01
May 1, 2004...............................                   1                  59,777.34                        0.02
June 1, 2004..............................                   2                 165,438.38                        0.04
July 1, 2004..............................                   2                 451,055.84                        0.12
August 1, 2004............................                   8               2,241,923.38                        0.60
September 1, 2004.........................                  17               5,388,469.88                        1.44
October 1, 2004...........................                  20               6,698,495.71                        1.79
November 1, 2004..........................                   6               2,256,971.74                        0.60
                                                         -----             --------------                      ------
     Total................................               1,306            $373,716,910.76                      100.00%
                                                         =====             ==============                      ======

------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date is approximately 23 months.

                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
        -------------------------                    --------------    -----------------------         -----------------------
  11.550  -  12.000 ......................                   4         $     1,662,202.05                        0.44%
  12.001  -  13.000.......................                  23               8,564,319.82                        2.29
  13.001  -  14.000.......................                 176              62,241,432.85                       16.65
  14.001  -  15.000.......................                 416             138,107,482.63                       36.96
  15.001  -  16.000.......................                 341              98,761,753.57                       26.43
  16.001  -  17.000.......................                 205              43,951,162.36                       11.76
  17.001  -  18.000.......................                  85              13,629,488.38                        3.65
  18.001  -  19.000.......................                  46               5,716,842.68                        1.53
  19.001  -  20.000.......................                   6                 500,506.01                        0.13
  20.001  -  20.450.......................                   4                 581,720.41                        0.16
                                                         -----             --------------                      ------
     Total................................               1,306            $373,716,910.76                      100.00%
                                                         =====             ==============                      ======

--------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 15.036% per annum.


                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
        -------------------------                    --------------    -----------------------         -----------------------
   5.550  -   6.000.......................                   4          $    1,662,202.05                        0.44%
   6.001  -   7.000.......................                  23               8,564,319.82                        2.29
   7.001  -   8.000.......................                 176              62,241,432.85                       16.65
   8.001  -   9.000.......................                 416             138,107,482.63                       36.96
   9.001  -  10.000.......................                 341              98,761,753.57                       26.43
  10.001  -  11.000.......................                 205              43,951,162.36                       11.76
  11.001  -  12.000.......................                  85              13,629,488.38                        3.65
  12.001  -  13.000.......................                  46               5,716,842.68                        1.53
  13.001  -  14.000.......................                   6                 500,506.01                        0.13
  14.001  -  14.450 ......................                   4                 581,720.41                        0.16
                                                         -----             --------------                      ------
     Total................................               1,306            $373,716,910.76                      100.00%
                                                         =====             ==============                      ======

------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.036% per annum.

                        INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
      -----------------------------                  --------------    -----------------------         -----------------------
   1.000..................................                 121          $   10,441,427.92                        2.79%
   3.000..................................               1,185             363,275,482.84                       97.21
                                                         -----             --------------                      ------
     Total................................               1,306            $373,716,910.76                      100.00%
                                                         =====             ==============                      ======

------------------
(1)  Relates solely to initial rate adjustments.


                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE            % OF AGGREGATE PRINCIPAL
                                                       NUMBER OF        OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
        PERIODIC RATE CAP (%)                        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE         SUBSEQUENT CUT-OFF DATE
        ---------------------                        --------------    -----------------------         -----------------------
1.000.....................................               1,306            $373,716,910.76                      100.00%
                                                         -----             --------------                      ------
     Total................................               1,306            $373,716,910.76                      100.00%
                                                         =====             ==============                      ======

------------------
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.